SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  April 4, 2007

                              GULF RESOURCES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Delaware                           000-20936                        13-3637458
--------                           ---------                        ----------
State of                           Commission                       IRS Employer
Incorporation                      File Number                      I.D. Number

       CHEMING INDUSTRIAL PARK, UNIT - HAOYUAN CHEMICAL COMPANY LIMITED,
                     SHOUGUANG CITY, SHANDONG, CHINA 262714
       -----------------------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (310)470-2886

                               Shennan Zhong Road
                                 PO Box 031-114
                             Shenzhen, China 518000
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

      On April 4, 2007, Gulf Resources, Inc. (the "Registrant"), Shuoguang City Haoyuan Chemical Company Limited ("SCHC"), the Registrant's wholly-owned subsidiary, and Wenbo Yu ("Seller") entered into an Asset Purchase Agreement (the "Agreement") pursuant to which SCHC will acquire substantially all of the assets owned by the Seller in the Shouguang City Qinshuibo Area (the "Assets") in a stock and cash transaction valued at approximately $5,100,000. Pursuant to the Agreement, in exchange for the Assets, the Seller will receive an aggregate of 799,286 newly issued shares of the Registrant's restricted common stock, and interest-free promissory note in the aggregate principal amount of $3,051,282, with a maturity date of April 14, 2007. A copy of the Agreement is filed as
Exhibit 99.1 to this Current Report.

      The Registrant, SCHC and the Seller have made customary representations, warranties and covenants in the Agreement. Consummation of the transactions set forth in the Agreement are subject to certain conditions, including, among others, (i) final due diligence review of the Assets; (ii) applicable regulatory approvals; and (iii) compliance with each party's covenants.

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On April 7, 2007, the Registrant consummated the Agreement, pursuant to which the Registrant acquired Assets from the Seller. Further information about the Agreement is provided above under Item 1.01 of this Current Report.

      In exchange for transferring the Assets to SCHC, the Seller will receive an aggregate of 799,286 newly issued shares of the Registrant's restricted common stock and a non-interest bearing promissory note in the aggregate principal amount of $3,051,282. Further information about the consideration is provided above under Item 1.01 of this Current Report.

      The Assets include a 50-year mineral rights and land lease covering 1,846 acres, or 7.5 square kilometers of real property, with proven and probable reserves of 34,400 tons of bromine being serviced by 575 wells, as well as the related production facility, the wells, the pipelines, other production equipment, and the buildings located on the property.

Item 2.03 Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant

      Pursuant to the Agreement, on April 7, 2007, in exchange for the Seller transferring the Assets to SCHC, SCHC issued to the Seller a non-interest bearing promissory note in the aggregate principal amount of $3,051,282, which is due and payable on April 14, 2007, and which contains customary terms and conditions. A copy of the form of the promissory note is filed as Exhibit 99.2 to this Current Report.

Item 3.02 Unregistered Sales of Equity Securities.

      Pursuant to the Agreement, in exchange for the transfer of the Assets by the Seller to SCHC, the Registrant will issue to the Seller 799,286 shares of the Registrant's common stock.


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

1.    Section 4(2) of the Securities Act

      The shares of the Registrant's common stock were issued to the Seller without registration under Section 5 of the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from registration contained in Section 4(2) of the Securities Act.

      The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of the shares to the Seller. Specifically, (i) the Registrant has determined that the Seller is knowledgeable and experienced in finance and business matters and thus he is able to evaluate the risks and merits of acquiring the Registrant's securities; (ii) the Seller has advised the Registrant that he is able to bear the economic risk of purchasing the Registrant's common stock; (iii) the Registrant has provided the Seller with access to the type of information normally provided in a prospectus; and (iv) the Registrant did not use any form of public solicitation or general advertising in connection with the issuance of the shares.

      2. Regulation S under the Securities Act

      In addition, the shares of the Registrant's common stock were issued to the Seller without registration under Section 5 of the Securities Act, in reliance on the exemption from registration contained in Regulation S under the Securities Act.

      The Registrant, which is located in the United States, believes that the issuance of its common stock to the Seller will constitute an offshore transaction. The Seller is a resident of China. At the time the Registrant offered to issue its shares to the Seller, the Seller was located in China. Furthermore, at the time the Registrant will issue its common stock to the Seller, the Registrant reasonably believes that the Seller will be outside the United States. As a result, the Registrant believes that these facts enable it to also rely on Regulation S for an exemption from the registration requirements of Section 5 of the Securities Act with respect to the issuance of its common stock to the Seller.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Asset Purchase Agreement

      99.2  Form of Promissory Note

      99.3  Press Release dated April 10, 2007


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2007

                                                    GULF RESOURCES, INC.


                                                    By: /s/ Ming Yang
                                                        ------------------------
                                                        Ming Yang,
                                                        Chief Executive Officer


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